UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

Hasbro, Inc.

(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island		02861
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

            Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 16, 2019, Hasbro, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”).  As of the record date of March 20, 2019, there were 125,996,661 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. Of the record date shares, 116,500,445 shares of common stock were represented at the Annual Meeting.  The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal 1 – Election of Directors

Shareholders approved the election of thirteen directors to serve for one-year terms expiring at the 2020 Annual Meeting of Shareholders, and until their successors are duly elected and qualified.  The voting results for this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Kenneth A. Bronfin	105,761,920	843,971	90,487	9,804,067
Michael R. Burns	106,504,112	107,306	84,960	9,804,067
Hope F. Cochran	106,524,944	93,361	78,073	9,804,067
Crispin H. Davis	105,380,194	1,228,758	87,426	9,804,067
John A. Frascotti	105,657,829	954,313	84,236	9,804,067
Lisa Gersh	106,421,528	198,390	76,460	9,804,067
Brian D. Goldner	103,024,221	3,587,178	84,979	9,804,067
Alan G. Hassenfeld	106,085,838	520,930	89,610	9,804,067
Tracy A. Leinbach	105,823,464	722,205	150,709	9,804,067
Edward M. Philip	103,351,980	3,188,382	156,016	9,804,067
Richard S. Stoddart	106,506,950	103,629	85,799	9,804,067
Mary Beth West	106,456,063	94,316	145,999	9,804,067
Linda K. Zecher	106,450,215	99,493	146,670	9,804,067

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Shareholders approved, on an advisory basis, the compensation for the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company’s 2019 Annual Meeting Proxy Statement. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
103,149,489	3,389,614	157,275	9,804,067

Proposal 3 - Ratification of the Selection of KPMG LLP as Independent Registered Public Accounting Firm for Fiscal Year 2019

Shareholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for its 2019 fiscal year.  The voting results for this proposal were as follows:

For	Against	Abstain
113,782,835	2,620,861	96,749

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: May 17, 2019